Exhibit 10.1

TERMINATION OF PURCHASE AND SALE AGREEMENT

Effective November 3, 2006 the purchase and sale agreement dated August 7, 2006 between MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corporation, whose address is 120 Kane St., Kahului, Hawaii 96732 (“Seller”) and DUNCAN MACNAUGHTON, whose address is 1001 Bishop Street, Suite 1050, Honolulu, HI  96813 (hereinafter referred to as “Buyer”) relating to a sale of the a portion of Tax Map Key No. (2) 2-3-7:1, consisting of approximately 89.203 acres, located in Kula, Maui, Hawaii, is hereby terminated.

Buyer’s deposits shall be refunded to Buyer, and the parties are hereby released from all obligations and liabilities arising out of said purchase and sale agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Termination of Purchase and Sale Agreement as of the date first set forth above.

MAUI LAND & PINEAPPLE COMPANY, INC.
By	/s/ RANDALL H. ENDO
Randall H. Endo
Its Vice President / Community Development
By	/s/ RYAN C. CHURCHILL
Ryan C. Churchill
Its Vice President / Community Development
“Seller”
DUNCAN MACNAUTHTON
DUNCAN MACNAUGHTON
“Buyer”